Registration No. 333-132200
                                                      Registration No. 811-04335
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

         Pre-Effective Amendment No.                                  [ ]

         Post-Effective Amendment No. 3                               [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


         Amendment No. 57                                             [X]


                        (Check appropriate box or boxes)

                            -------------------------

                               SEPARATE ACCOUNT FP
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                            -------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

              1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (212) 554-1234

                            -------------------------


                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)


                            -------------------------

                  Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                               Goodwin Procter LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                            -------------------------

     Approximate Date of Proposed Public Offering: As soon as practical after the effectiveness of the Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[_]  On (date) pursuant to paragraph (b) of Rule 485.

[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[_]  On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered

     Units of interest in Separate Account FP.

                                      NOTE

This Post Effective Amendment No. 3 ("PEA") to the Form N-6 Registration Statement (File No. 333-132200) ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account FP is being filed for the purpose of including in the Registration Statement the prospectus and Statement of Additional Information for Corporate Owned Incentive Life, our new policy that we intend to offer in the life insurance market. The PEA does not amend or delete the currently effective Prospectuses, Statements of Additional Information or supplements to the Prospectuses and Statements of Additional Information, or any other part of the Registration Statement except as specifically noted herein. (Parts A, B and C of PEA No. 2 to the Form N-6 Registration Statement (File No. 333-132200), filed with the Commission on
April 22, 2008, are incorporated herein by reference.)

Corporate Owned Incentive Life(R)


An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.


PROSPECTUS DATED           , 2008



--------------------------------------------------------------------------------

This prospectus describes many aspects of a Corporate Owned Incentive Life(R) ("Corporate Owned IL(R)") policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Corporate Owned IL(R). This prospectus provides a description of all material provisions of the policy. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.

Under our current rules, the Corporate Owned IL(R) policy will be offered to corporations and other business entities where the following conditions are met at issue:

o The policies are owned by the corporation or business entity, or are "split-dollar" cases that are collaterally assigned to the corporation or business entity;


o The persons proposed to be insured are deemed by us to be "highly compensated" individuals;


o The minimum initial premium under each policy is remitted to AXA Equitable by the employer;

o The aggregate annualized first year planned periodic premium is at least $100,000 and a minimum of two policies are issued, each on the life of a different insured person; and

o The policy is issued as part of a case. A case is a grouping of two or more policies connected by a non-arbitrary factor. Examples of factors are individuals who share a common employment, business, or other relationship.

WHAT IS CORPORATE OWNED IL(R)?

Corporate Owned IL(R) is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
 Fixed income
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Intermediate      o Fidelity VIP High Income
  Government Securities                  o Fidelity VIP Investment Grade Bond
o EQ/AllianceBernstein Quality Bond      o Multimanager Core Bond
o EQ/Evergreen International Bond        o Multimanager High Yield
o EQ/ Money Market
--------------------------------------------------------------------------------
 Domestic stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Common Stock      o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein Large Cap         o EQ/Small Company Index
  Growth                                 o EQ/T. Rowe Price Growth Stock
o EQ/AllianceBernstein Small Cap         o Fidelity VIP Contrafund(R)
  Growth                                 o Fidelity VIP Equity-Income
o EQ/AllianceBernstein Value             o Fidelity VIP Growth & Income
o EQ/BlackRock Basic Value Equity        o Fidelity VIP Mid Cap
o EQ/Capital Guardian Research           o Fidelity VIP Value
o EQ/Equity 500 Index                    o Fidelity VIP Value Strategies
o EQ/Evergreen Omega                     o Multimanager Aggressive Equity
o EQ/FI Mid Cap                          o Multimanager Mid Cap Value
o EQ/JPMorgan Value Opportunities        o Target 2015 Allocation
o EQ/Lord Abbet Mid Cap Value            o Target 2025 Allocation
o EQ/Large Cap Core PLUS                 o Target 2035 Allocation
o EQ/Large Cap Growth PLUS               o Target 2045 Allocation
o EQ/Marsico Focus
--------------------------------------------------------------------------------
 International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International     o EQ/Van Kampen Emerging Markets
o EQ/BlackRock International Value         Equity
--------------------------------------------------------------------------------
 Balanced/hybrid
--------------------------------------------------------------------------------
o Fidelity VIP Asset Manager: Growth(R)
--------------------------------------------------------------------------------
 Specialty
--------------------------------------------------------------------------------
o EQ/Van Kampen Real Estate              o Multimanager Technology
o Multimanager Health Care               o Natural Resources
--------------------------------------------------------------------------------
 Allocation
--------------------------------------------------------------------------------
o AXA Aggressive Allocation              o AXA Moderate Allocation
o AXA Conservative Allocation            o AXA Moderate-Plus Allocation
o AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X02134
                                                             Corporate Owned IL

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of AXA Premier VIP Trust, EQ Advisors Trust, Fidelity Variable Insurance Products or The Prudential Series Fund (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) borrow or withdraw amounts you have accumulated, (3) increase or decrease the amount of insurance coverage, (4) choose between two life insurance benefit options and
(5) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies including products designed specifically for this marketplace, which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with Corporate Owned IL(R) or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

Contents of this prospectus
--------------------------------------------------------------------


--------------------------------------------------------------------------------
1. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES
   YOU WILL PAY                                                              1
--------------------------------------------------------------------------------
Tables of policy charges                                                     1
How we allocate charges among your investment options                        4
Changes in charges                                                           4


--------------------------------------------------------------------------------

2. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                 5

--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                            5
The minimum amount of premiums you must pay                                  6

Enhanced amount                                                              6

Investment options within your policy                                        7
About your life insurance benefit                                            7
Alternative higher death benefit in certain cases                            8
You can decrease your insurance coverage                                     9
Accessing your money                                                        10
Risks of investing in a policy                                              10

How the Corporate Owned IL(R) variable life
   insurance policy is available                                            11


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3. WHO IS AXA EQUITABLE?                                                    12
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How to reach us                                                             12
About our Separate Account FP                                               13
Your voting privileges                                                      13

--------------------------------------------------------------------------------
4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       14
--------------------------------------------------------------------------------
Portfolios of the Trusts                                                    14

--------------------------------------------------------------------------------
5. DETERMINING YOUR POLICY'S VALUE                                          18
--------------------------------------------------------------------------------
Your account value                                                          18

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6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                       19
--------------------------------------------------------------------------------
Transfers you can make                                                      19
How to make transfers                                                       19
Our automatic transfer service                                              19
Our asset rebalancing service                                               19

Transfers by third parties                                                  19


----------------------


"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors or AXA Distributors who is offering you this policy.


When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


This prospectus does not offer Corporate Owned IL(R) anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


                                                  Contents of this prospectus  i

--------------------------------------------------------------------------------
7. ACCESSING YOUR MONEY                                                     21
--------------------------------------------------------------------------------

Borrowing from your policy                                                  21

Making withdrawals from your policy                                         21

Surrendering your policy for its net cash surrender value                   22


--------------------------------------------------------------------------------
8. TAX INFORMATION                                                          23
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                            23

Tax treatment of distributions to you (loans, partial
   withdrawals and full surrender)                                          23

Business and employer owned policies                                        24
Requirement that we diversify investments                                   25
Estate, gift, and generation-skipping taxes                                 25
Pension and profit-sharing plans                                            25
Split-dollar and other employee benefit programs                            25
ERISA                                                                       26
Our taxes                                                                   26
When we withhold taxes from distributions                                   26
Possibility of future tax changes and other tax information                 26

--------------------------------------------------------------------------------
9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                 28

--------------------------------------------------------------------------------
Other benefits you can add by rider                                         28
Variations among Corporate Owned IL(R) policies                             28

Your options for receiving policy proceeds                                  28
Your right to cancel within a certain number of days                        28

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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           29
--------------------------------------------------------------------------------
Deducting policy charges                                                    29
Charges that the Trusts deduct                                              31

--------------------------------------------------------------------------------
11. MORE INFORMATION ABOUT PROCEDURES THAT APPLY
    TO YOUR POLICY                                                          32
--------------------------------------------------------------------------------
Dates and prices at which policy events occur                               32
Policy issuance                                                             32
Ways to make premium and loan payments                                      33

Assigning your policy                                                       33

Requirements for surrender requests                                         33
Gender-neutral policies                                                     34

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12. MORE INFORMATION ABOUT OTHER MATTERS                                    35
--------------------------------------------------------------------------------
About our general account                                                   35

Transfers of your account value                                             35

Suicide and certain misstatements                                           36
When we pay policy proceeds                                                 36
Changes we can make                                                         36
Reports we will send you                                                    37
Distribution of the policies                                                37
Legal proceedings                                                           38

Consent to jurisdiction                                                     38


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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP
    AND AXA EQUITABLE                                                       39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14. PERSONALIZED ILLUSTRATIONS                                              40
--------------------------------------------------------------------------------
Illustrations of policy benefits                                            40

--------------------------------------------------------------------------------
APPENDIX I: HYPOTHETICAL ILLUSTRATIONS                                     I-1
--------------------------------------------------------------------------------

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APPENDIX II: INTEGRATED TERM RIDER EXAMPLES                               II-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
--------------------------------------------------------------------------------

ii  Contents of this prospectus

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                               Page

   account value                                  7
   Administrative Office                         12
   age                                           33
   Allocation Date                                7
   alternative death benefit                      8
   amount at risk                                 2
   anniversary                                   32
   assign; assignment                            33
   automatic transfer service                    19
   AXA Equitable                                 12
   AXA Equitable Access Account                  28
   AXA Financial, Inc.                           12
   AXA Premier VIP Trust                      cover
   base policy                                    8
   basis                                         24
   beneficiary                                   28
   business day                                  32
   case                                       cover
   cash surrender value                          13
   Code                                           5
   collateral                                    21
   cost of insurance charge                      29
   day                                           32
   default                                        6
   disruptive transfer activity                  35
   Enhanced Amount                                6
   EQ Advisors Trust                          cover
   face amount                                    7
   Fidelity Variable Insurance Products       cover
   grace period                                   6
   guaranteed interest option                     7
   Guaranteed Interest Account                    7
   Corporate Owned IL(R)                      cover
   Integrated term rider (ITR)                    8
   Investment Funds                               7
   investment option                          cover
   issue date                                    26
   ITR face amount                                8
   lapse                                          6
   life insurance qualification test              5
   loan, loan interest                           21
   market timing                                 35
   modified endowment contract                   23
   month, year                                   32
   monthly deduction                              6
   monthly insurance charge                       8
   net amount at risk                             8
   net cash surrender value                      18
   net death benefit                              3
   net policy account value                      18
   option A, B                                    7
   our                                            i
   owner                                          i
   partial withdrawal                            22
   payment option                                28
   planned periodic premium                       5
   policy                                     cover
   policy account value                          13


                                               Page

   Portfolio                                  cover
   premium payments                               5
   prospectus                                 cover
   rebalancing                                   19
   receive                                       32
   restore, restoration                           6
   SEC                                        cover
   Separate Account FP                           13
   state                                          i
   subaccount                                    13
   surrender                                     22
   target amount                                  8
   term insurance benefit                         9
   The Prudential Series Fund                 cover
   transfers                                     19
   Trust                                      cover
   units                                         18
   unit values                                   18
   us                                             i
   variable investment option                 cover
   we                                             i
   withdrawal                                    21
   you, your                                      i


                                               An index of key words and phrases

1. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------


TABLES OF POLICY CHARGES


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.


This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges.(1)



------------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
 Charge                        When charge is deducted    Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Premium charge                 From each premium          2.25% of each premium (4.5% for policies issued in Oregon and Puerto Rico)
------------------------------------------------------------------------------------------------------------------------------------
Charge for state and local     From each premium          5%, may be increased depending on certain taxes imposed on us.
taxes
------------------------------------------------------------------------------------------------------------------------------------
Charge for federal taxes(3)    From each premium          1.25% of each premium paid
------------------------------------------------------------------------------------------------------------------------------------
Transfers among                Upon transfer              $25 per transfer.(4)
investment options

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
                             Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                         When charge is deducted   Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Cost of insurance               Monthly                   Charge per $1,000 of the amount for which we are at risk for any coverage
charge(2)(5)(9)                                           layer:(6)

                                                          Highest: $83.33
                                                          Lowest: $0.04
                                                          Representative: $0.19(7)
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense          Monthly                                                         Annual % of your value
risk charge                                                        Policy Year            in our variable investment options
                                                          --------------------------------------------------------------------------
                                                                       1-10                            0.50%
                                                                       11+                             0.35%

------------------------------------------------------------------------------------------------------------------------------------
Administrative charge(2)(5)   Monthly                      (1) Amount deducted: $15
                                                                                          plus

                                                           (2) Charge per $1,000 of the initial base policy face amount and any requested base policy face amount increase:

                                                               Policy Years 1-20 (and any 20 year period following a face amount increase):
                                                               Highest: $0.70
                                                               Lowest: $0.15
                                                               Representative: $0.27(10)
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread(8)       On each policy anniversary   1% of loan amount.
                              (or on loan termination,
                              if earlier)
------------------------------------------------------------------------------------------------------------------------------------


1 Risk/benefit summary: Charges and expenses you will pay

------------------------------------------------------------------------------------------------------------------------------------
                             Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Optional rider charge         When charge is deducted      Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Integrated term rider(2)(9)   Monthly (while the rider is  Charge per $1,000 of rider term insurance benefit for any coverage layer:
                              in effect)
                                                           Highest: $83.33
                                                           Lowest: $0.04
                                                           Representative: $0.20(7)
------------------------------------------------------------------------------------------------------------------------------------



(1) For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this pro spectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.

(2) Since the charges may vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."

(3) The charge for federal taxes is used to cover our estimated costs of federal income tax treatment of deferred acquisition costs.

(4) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursu ant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.

(5) Not applicable after the insured person reaches age 100.

(6) Assuming there have been no face amount increases, our amount "at risk" is the difference between the amount of death benefit and the policy account value as of the deduction date. For periods during which the alternative higher death benefit is operative, the amount at risk is greater and this may result in higher cost of insurance charges. See "More information about certain policy charges" for more information about face amount increases.

(7) This representative amount is the rate we guarantee in the first policy year, or in the first year following a face amount increase, for a representative insured male age 45 at issue, or at the time of a requested face amount increase, in the Guaranteed Issue non-tobacco user risk class.

(8) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

(9) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(10) This representative amount is the rate we guarantee for a representative insured male age 45 at issue, or at the time of a requested face amount increase, in the Guaranteed Issue, non-tobacco user risk class.


You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.

--------------------------------------------------------------------------------
                  Portfolio operating expenses expressed as an
                      annual percentage of daily net assets
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007        Lowest     Highest
(expenses that are deducted from Portfolio assets          0.38%      3.71%
including management fees, 12b-1 fees, service
fees and/or other expenses)(1)
--------------------------------------------------------------------------------

                       Risk/benefit summary: Charges and expenses you will pay 2

This table shows the fees and expenses for 2007 as an annual percentage of each Portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------------
                                                                             Acquired          Total         Fee           Net
                                                                            Fund Fees        Annual        Waivers        Annual
                                                                               and          Expenses        and/or       Expenses
                                         Manage-                             Expenses         (Before        Expense      (After
                                          ment      12b-1      Other       (Underlying       Expense      Reimburse-      Expense
 Portfolio Name                          Fees(2)   Fees(3)   Expenses(4)   Portfolios)(5)   Limitations)     ments(6)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                 0.10%        --%     0.17%           0.92%            1.19%       (0.17)%        1.02%
AXA Conservative Allocation               0.10%        --      0.21%           0.69%            1.00%       (0.21)%        0.79%
AXA Conservative-Plus Allocation          0.10%        --      0.19%           0.76%            1.05%       (0.19)%        0.86%
AXA Moderate Allocation                   0.10%        --      0.17%           0.82%            1.09%       (0.17)%        0.92%
AXA Moderate-Plus Allocation              0.10%        --      0.17%           0.86%            1.13%       (0.17)%        0.96%
Multimanager Aggressive Equity            0.60%        --      0.19%                            0.79%          --          0.79%
Multimanager Core Bond                    0.58%        --      0.18%             --             0.76%       (0.01)%        0.75%
Multimanager Health Care                  1.20%        --      0.23%             --             1.43%        0.00%         1.43%
Multimanager High Yield                   0.57%        --      0.19%             --             0.76%          --          0.76%
Multimanager Mid Cap Value                1.09%        --      0.20%             --             1.29%        0.00%         1.29%
Multimanager Technology                   1.20%        --      0.22%           0.01%            1.43%        0.00%         1.43%
Target 2015 Allocation                    0.10%      0.25%     1.71%           0.55%            2.61%       (1.46)%        1.15%
Target 2025 Allocation                    0.10%      0.25%     1.41%           0.55%            2.31%       (1.16)%        1.15%
Target 2035 Allocation                    0.10%      0.25%     2.38%           0.55%            3.28%       (2.13)%        1.15%
Target 2045 Allocation                    0.10%      0.25%     2.81%           0.55%            3.71%       (2.56)%        1.15%
------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock         0.47%        --      0.13%             --             0.60%          --          0.60%
EQ/AllianceBernstein Intermediate
  Government Securities                   0.50%        --      0.13%             --             0.63%          --          0.63%
EQ/AllianceBernstein International        0.71%        --      0.18%             --             0.89%       (0.00)%        0.89%
EQ/AllianceBernstein Large Cap Growth     0.90%        --      0.13%             --             1.03%       (0.23)%        0.80%
EQ/AllianceBernstein Quality Bond         0.50%        --      0.14%             --             0.64%          --          0.64%
EQ/AllianceBernstein Small Cap Growth     0.74%        --      0.13%             --             0.87%          --          0.87%
EQ/AllianceBernstein Value                0.59%        --      0.12%             --             0.71%       (0.00)%        0.71%
EQ/BlackRock Basic Value Equity           0.55%        --      0.13%             --             0.68%          --          0.68%
EQ/BlackRock International Value          0.81%        --      0.19%             --             1.00%        0.00%         1.00%
EQ/Capital Guardian Research              0.63%        --      0.13%             --             0.76%       (0.04)%        0.72%
EQ/Equity 500 Index                       0.25%        --      0.13%             --             0.38%          --          0.38%
EQ/Evergreen International Bond           0.70%        --      0.17%                            0.87%          --          0.87%
EQ/Evergreen Omega                        0.65%        --      0.25%             --             0.90%       (0.00)%        0.90%
EQ/FI Mid Cap                             0.68%        --      0.13%             --             0.81%       (0.00)%        0.81%
EQ/JPMorgan Value Opportunities           0.60%        --      0.14%             --             0.74%       (0.00)%        0.74%
EQ/Large Cap Core PLUS                    0.50%        --      0.25%           0.02%            0.77%       (0.00)%        0.77%
EQ/Large Cap Growth PLUS                  0.50%        --      0.24%           0.02%            0.76%       (0.00)%        0.76%
EQ/Lord Abbett Mid Cap Value              0.70%        --      0.15%             --             0.85%       (0.05)%        0.80%
EQ/Marsico Focus                          0.85%        --      0.13%             --             0.98%       (0.08)%        0.90%
EQ/Mid Cap Value PLUS                     0.55%        --      0.24%           0.02%            0.81%       (0.00)%        0.81%
EQ/Money Market                           0.32%        --      0.13%             --             0.45%          --          0.45%
EQ/Small Company Index                    0.25%        --      0.14%             --             0.39%          --          0.39%
EQ/T. Rowe Price Growth Stock             0.79%        --      0.14%             --             0.93%       (0.00)%        0.93%
EQ/Van Kampen Emerging Markets Equity     1.11%        --      0.28%             --             1.39%          --          1.39%
EQ/Van Kampen Real Estate                 0.90%        --      0.21%             --             1.11%       (0.10)%        1.01%
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance Products-Service Class 2
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth        0.56%      0.25%     0.21%             --             1.02%          --          1.02%
Fidelity VIP Contrafund                   0.56%      0.25%     0.09%             --             0.90%          --          0.90%
Fidelity VIP Equity-Income                0.46%      0.25%     0.09%             --             0.80%          --          0.80%
Fidelity VIP Growth & Income              0.46%      0.25%     0.12%             --             0.83%          --          0.83%
Fidelity VIP High Income                  0.57%      0.25%     0.11%             --             0.93%          --          0.93%
Fidelity VIP Investment Grade Bond        0.32%      0.25%     0.11%             --             0.68%          --          0.68%
Fidelity VIP Mid Cap                      0.56%      0.25%     0.10%             --             0.91%          --          0.91%
Fidelity VIP Value*                       0.56%      0.25%     0.21%             --             1.02%          --          1.02%
Fidelity VIP Value Strategies             0.56%      0.25%     0.14%             --             0.95%          --          0.95%
------------------------------------------------------------------------------------------------------------------------------------
 The Prudential Series Fund-Class II
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources                         0.45%      0.25%     0.18%             --             0.88%          --          0.88%
------------------------------------------------------------------------------------------------------------------------------------


3 Risk/benefit summary: Charges and expenses you will pay

* The annual class operating expenses for Fidelity VIP Value are based on historical expenses adjusted to reflect current fees.


(1) Total Annual Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2007 and for the underlying portfolios.

(2) The management fees shown for the Trusts reflect revised management fees, effective May 1, 2008, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of AXA Premier VIP Trust and EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the policy. A "--" indicates that there is no Rule 12b-1 Plan in place for the Portfolio shown.

(4) Other expenses shown are those incurred in 2007. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.

(5) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limita tion in effect, "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. The amounts shown in this column for Portfolios of AXA Premier VIP Trust and EQ Advisors Trust result from expense limitation agreements that the Investment Manager, AXA Equitable Life Insurance Company ("AXA Equitable") has entered into with respect to those Portfolios, and are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portions in which the Portfolio invests and extraordinary expenses) to not more than amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Fidelity Management & Research Company, the manager of Fidelity VIP Value and Fidelity VIP Value Strategies, has voluntarily agreed to reimburse expenses in excess of specified amounts. See the prospectus for each applicable underlying Trust for more information about the arrangements. The Fidelity Variable Insurance Product Portfolios also use a portion of their custody fees to reduce each Portfolio's expenses. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:


    -----------------------------------------------------
    Portfolio Name
    -----------------------------------------------------
    Multimanager Aggressive Equity                  0.72%
    -----------------------------------------------------
    Multimanager Health Care                        1.42%
    -----------------------------------------------------
    Multimanager Mid Cap Value                      1.28%
    -----------------------------------------------------
    Multimanager Technology                         1.42%
    -----------------------------------------------------
    EQ/AllianceBernstein Common Stock               0.59%
    -----------------------------------------------------
    EQ/AllianceBernstein Large Cap Growth           0.78%
    -----------------------------------------------------
    EQ/AllianceBernstein Small Cap Growth           0.86%
    -----------------------------------------------------
    EQ/AllianceBernstein Value                      0.63%
    -----------------------------------------------------
    EQ/BlackRock Basic Value Equity                 0.67%
    -----------------------------------------------------
    EQ/Evergreen Omega                              0.87%
    -----------------------------------------------------
    EQ/Large Cap Core PLUS                          0.63%
    -----------------------------------------------------
    EQ/Large Cap Growth PLUS                        0.61%
    -----------------------------------------------------
    EQ/Lord Abbett Mid Cap Value                    0.79%
    -----------------------------------------------------
    EQ/Mid Cap Value PLUS                           0.60%
    -----------------------------------------------------
    EQ/T. Rowe Price Growth Stock                   0.65%
    -----------------------------------------------------
    Fidelity VIP Asset Manager: Growth              1.01%
    -----------------------------------------------------
    Fidelity VIP Contrafund                         0.89%
    -----------------------------------------------------
    Fidelity VIP Mid Cap                            0.90%
    -----------------------------------------------------


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS


We will allocate the policy's monthly deductions among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in-force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

                       Risk/benefit summary: Charges and expenses you will pay 4

2. Risk/benefit summary: Policy features, benefits and risks


--------------------------------------------------------------------------------


Corporate Owned IL(R) is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Adding the Integrated Term rider to your base policy can increase the benefits under your policy. If you are eligible, you should consider whether a certain portion of your benefits should be provided through the use of this rider. The Integrated Term rider is listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.



HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY


PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $250, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES. If we approve, you may purchase a Corporate Owned IL(R) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code ("Code") Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Corporate Owned IL(R) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Corporate Owned IL(R) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).


--------------------------------------------------------------------------------

You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest the insured's 100th birthday, so long as
(i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.

--------------------------------------------------------------------------------


YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.


The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.


You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. In addition, your choice of tax qualification test will impact your cost of insurance charges. Under either test, if at any time your policy account value plus any Enhanced Amount (as such terms are defined later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.


Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to keep your policy from lapsing or terminating as discussed below.

5 Risk/benefit summary: Policy features, benefits and risks

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY


POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net policy account value to pay the monthly charges when due. ("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.) We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, plus any benefits due from riders, less any overdue charges, policy loans and accrued loan interest, to the beneficiary you have named.


--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums to pay the charges we deduct. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information" later in this prospectus.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The required payment will not be more than an amount sufficient to cover the total monthly deductions for 3 months, calculated from the effective date of restoration and the charges deducted from premiums. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored. The Enhanced Amount will not be restored after a policy is terminated and restored.

ENHANCED AMOUNT

This benefit can provide additional surrender value if the policy is fully surrendered within 14 years of the register date of the policy (other than a surrender that is made to exchange or replace the Corporate Owned IL(R) policy with another life insurance policy or annuity contract as described in "Surrendering your policy for its net cash surrender value" in "Accessing your money" later in the prospectus). The Enhanced Amount is equal to the sum of accumulated charges deducted from premiums that were paid and per $1,000 of base policy face amount administrative charges, from the register date of the policy up to the date of surrender, multiplied by the factor specified in the table below.



--------------------------------------------------------------------------------
                     Policy Year                           Factor
--------------------------------------------------------------------------------
                          1                                 1.00
                          2                                 1.00
                          3                                 0.96
                          4                                 0.90
                          5                                 0.781
                          6                                 0.697
                          7                                 0.595
                          8                                 0.454
                          9                                 0.343
                         10                                 0.291
                         11                                 0.171
                         12                                 0.118
                         13                                 0.072
                         14                                 0.032
                    15 and later                            0.000
--------------------------------------------------------------------------------



If the policy is fully surrendered during the first two policy years, we will increase the Enhanced Amount by the following: (a) at the time of full surrender in policy year one, the "1st year factor" (see table below) times 2.25% times the lesser of (1) the amount specified in the policy information section of your policy and (2) cumulative premiums paid, plus cumulative loan repayments, minus cumulative loans; (b) at the time of full surrender in policy year two, 30% times 2.25% times the lesser of (1) the amount specified in the policy information section of your policy and (2) cumulative premiums paid, plus cumulative loan repayments, minus cumulative loans, minus cumulative partial withdrawals.



--------------------------------------------------------------------------------
                     Policy month                     1st year factor
--------------------------------------------------------------------------------
                          1                                   0
                          2                                 .04
                          3                                 .08
                          4                                 .12
                          5                                 .16
                          6                                 .21
                          7                                 .26
                          8                                 .31
                          9                                 .36
                         10                                 .41
                         11                                 .46
                         12                                 .51
--------------------------------------------------------------------------------



The Enhanced Amount is available only upon a full surrender of this policy for its net cash surrender value and is paid directly to the policy


                    Risk/benefit summary: Policy features, benefits and risks 6 owner. It is not available for policy loans, partial withdrawals, or to cover monthly charges, nor is it available if this policy is being exchanged or replaced with another life insurance policy or annuity contract as described in "Surrendering your policy for its net cash surrender value" in "Accessing your money" later in the prospectus.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all amounts which you have allocated to investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").


In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the investment options into our EQ/Money Market investment option. In this case, after the free look period has ended, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the end of the free look period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.


You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. At any time, the rates we are declaring on existing policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)


--------------------------------------------------------------------------------

We will pay at least 2% annual interest on our guaranteed interest option.

--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy a Corporate Owned IL(R) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the smallest face amount of base coverage you can request.

You should consider whether it would be to your advantage to take out some of your coverage under our Integrated Term rider. This rider generally provides lower current charges, although the guaranteed cost of insurance is generally higher under this rider than under the base policy. See "The Integrated Term rider" below.


--------------------------------------------------------------------------------

If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. (See "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).

--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --


o Option B -- The policy's face amount plus the policy account value on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges,


7 Risk/benefit summary: Policy features, benefits and risks premium payments and withdrawals) affect your policy account value. For this purpose, the policy account value is increased by the Enhanced Amount.



Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.


Starting in the third policy year, you can change the death benefit option of the policy subject to our underwriting rules then in effect as to maximum age. If you ask us to change from Option A to Option B, we will reduce the base policy face amount by the amount in your policy account on the date the change takes effect. Reductions in base policy face amount will be in the same order as specified under "Decreases" in "You can increase or decrease your insurance coverage" below. However, we will decline to make such change if it would reduce the base policy face amount to less than the minimum shown in your policy. If you ask us to change from Option B to Option A, we will increase the base policy face amount by the amount in your policy account on the date the change takes effect. Such an increase in base policy face amount will be treated as part of the initial base policy face amount. Such reductions and increases in the base policy face amount are made so that the death benefit remains the same on the date the change takes effect.

We reserve the right to decline to make any change that we determine would cause this policy to fail to qualify as life insurance under applicable tax law as interpreted by us. We also reserve the right to decline any change that may cause this policy to lose its ability to be tested for Federal income tax purposes under the 2001 Commissioners Standard Ordinary mortality tables.


ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES


Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the definition of "life insurance" under section 7702 of the Code. For this purpose, the policy account value is increased by the Enhanced Amount.

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternative higher death benefit is based upon the life insurance qualification test (described above) that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value (including any applicable Enhanced Amount) on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age for the then current policy year and ranges from 250% at age 40 or under to 101% at 94 and over.


--------------------------------------------------------------------------------

If the policy account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------

For the cash value accumulation test, the alternative death benefit is computed by multiplying your policy account value (including any applicable Enhanced Amount) on the insured person's date of death by a percentage specified in your policy. The percentage depends upon the insured's age, sex and tobacco use status and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.


These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.


The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT.

We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. After being reduced by all of these amounts, the death benefit is referred to as the "net death benefit."


--------------------------------------------------------------------------------

Subject to certain restrictions, you can request a change in your death benefit option.
--------------------------------------------------------------------------------

The Integrated Term rider.

The Integrated Term Rider (ITR) allows you to elect additional coverage (ITR face amount) on each insured person in the case when you purchase your policy. The minimum ITR face amount that you may purchase is $50,000 per insured. This amount can be purchased if the case meets certain criteria. The maximum ratio of ITR face amount to base policy face amount depends upon the sum of the target premiums for all policies being purchased by you at the same time and AXA Equitable's rules in effect at the time. The target premium for each policy depends upon the face amount of the policy and the age, sex, and class of risk of the insured. The target premium for each insured is identified in the illustration on that insured. For the highest level of aggregate target premium, we allow the purchase of ITR face amount equal to a maximum 90% of the target amount. The target amount equals the base policy face amount plus the ITR face amount. (A policy without consideration of additional coverage under ITR is referred to as the "base policy") . AXA Equitable requires that the ratio of base


                    Risk/benefit summary: Policy features, benefits and risks 8 policy face amount to ITR face amount be the same for all policies being purchased by you at the same time.

If you purchase ITR, then the total death benefit (or "benefit") we will pay if the insured person dies is:

o Option A -- The higher of the target amount or the alternative death benefit, as described above, on the date of the insured person's death.

o Option B -- The higher of the target amount plus the policy account value or the alternative death benefit, as described above, on the date of the insured person's death.

The total term insurance benefit provided by ITR is the difference between this total death benefit and the base policy death benefit. When the death benefit of the base policy exceeds the base policy face amount (or the base policy face amount plus policy account value for Option B), then the term insurance benefit provided by ITR is reduced dollar-for-dollar by the excess amount (but not below zero). Please note that when the ITR term insurance benefit goes down in this fashion the ITR face amount is not changing. If the ITR term insurance benefit is zero a request to reduce the target amount would not reduce your total death benefit.

For example, assume the base death benefit varies according to the following schedule. The ITR will adjust to provide death benefit proceeds equal to the target amount death benefit each year. The following example assumes the policy has an initial base policy face amount of $500,000, an initial ITR face amount of $50,000, and Option A has been elected.



--------------------------------------------------------------------------------
      Base Policy          Target Amount
     Death Benefit         Death Benefit         Term Insurance Benefit
--------------------------------------------------------------------------------
        $500,000              $550,000                  $50,000
        $501,500              $550,000                  $48,500
        $501,250              $550,000                  $48,750
--------------------------------------------------------------------------------



It is possible that the term insurance benefit under the rider may be eliminated entirely as a result of increases in the base policy death benefit. Using the above example, if the base policy death benefit grew to $550,000, the term insurance benefit would be reduced to zero. (It can never be reduced below zero.) Even though the term insurance benefit is reduced to zero, the rider will remain in effect. Therefore, if the base policy death benefit is $550,000, a term insurance benefit will be calculated to maintain the target amount at the requested level. For further information, please see "Appendix II: Integrated term rider examples" later in this prospectus.

Choosing term coverage under this rider, if available, in lieu of coverage under the base policy can reduce your current (non-guaranteed) cost of insurance and administrative charges. Our current non-guaranteed cost of insurance rates for the ITR are generally lower than those for the base policy during the first 10 policy years and generally equal to or higher than those for the base policy after that. On the other hand, guaranteed maximum cost of insurance rates for ITR are higher than for the base policy. We reserve the right to raise the non-guaranteed cost of insurance rates for this rider at any time up to the guaranteed maximum. See "Cost of insurance charge" and "Integrated term rider
(ITR) charge" in "More information about certain policy charges" for more information. Coverage under ITR is not subject to the per $1000 administrative charge.

Coverage under the base policy continues past age 100 with no deductions for cost of insurance or administrative charges (except for the mortality and expense risk charge) while coverage under ITR ends at age 100. Coverage under the base policy will continue as long as the insured person is alive and the policy is in force.

Coverage under ITR is not convertible. Convertibility refers to the ability to exchange coverage under ITR for coverage under the base policy or another policy without providing evidence of insurability.

There may be times in which it will be to your economic advantage to include a significant portion of your insurance coverage under the ITR. These circumstances depend on many factors, including the premium levels and amounts of coverage you choose, as well as the age, sex, and rate class of each insured in the case.

To the extent you are eligible, use of the ITR instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, your agent will receive a higher commission for selling you a policy that does not include the ITR.

The ITR terminates when the base policy terminates or when the insured person reaches age 100. Otherwise, you may not terminate or cancel the ITR.

CHANGE OF DEATH BENEFIT OPTION. Starting in the third policy year you can change the death benefit option of the policy subject to our underwriting rules then in effect as to maximum age. If you change your death benefit option while ITR is in effect, we will adjust the target amount. If you ask us to change from Option A to Option B, we will reduce the target amount by the amount in your policy on the date the change takes effect. Reductions in target amount will be in the same order as specified under "Decreases" in "You can increase or decrease your insurance coverage" below. However, we will decline to make such change if it would reduce the base policy face amount to less than the minimum shown in your policy. If you ask us to change from Option B to Option A, will increase both the target amount and the base policy face amount by the amount in your policy account on the date the change takes effect. As a result, the ITR face amount will not change. Such reductions and increases in the target amount are made so that the total death benefit remains the same on the date the change takes effect.

A change from Option A to Option B is not permitted beyond the policy year in which the insured person reaches age 80 (not more than attained age 70 if the person is in the Guaranteed Issue or Preferred Plus rating class or 79 if the person is in a substandard rating class).


Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

You may request increases and decreases to your face amount or if you elected the ITR, your target amount. If you have not elected the ITR,


9 Risk/benefit summary: Policy features, benefits and risks any requested increase or decrease will affect your base policy's face amount. If you have elected the ITR, any requested increase or decrease will affect your policy's target amount. The target amount equals the base policy face amount plus the ITR face amount.

INCREASES. Starting in the second policy year and subject to our underwriting rules in effect at the time, you may ask us to increase the face amount (or target amount, as applicable). You may request an increase while the insured person is not more than attained age 80 (not more than attained age 70 if the insured person is in the Guaranteed Issue or Preferred Plus rating class or attained age 79 if the person is in a substandard rating class). You must provide evidence satisfactory to us of the insurability of the insured person. Any requested increase must be for at least $10,000.

If you elect the ITR rider, and you wish to increase your coverage, you may request a target amount increase. If approved, the increase will be applied to the base policy and ITR face amount in proportion to their respective face amounts at the time of policy issue.

An additional per $1,000 of face amount administrative charge will apply to the increase in base policy face amount for 20 years following any increase. The rate will be based on the insured's attained age at the time of the increase. The increase will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. However, we will decline your request if the insured person does not qualify for the increase subject to our underwriting rules then in effect. If we approve your request we may apply a rating class for the increase different from that approved at issue or for a prior increase in coverage.

DECREASES. You may request a decrease in your policy's face amount (or target amount, as applicable) any time after the second year of your policy, but before the policy year in which the insured person reaches age 100. Any such reduction in coverage may not be less than $10,000. The decrease will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. The decrease will be applied as follows:

For policies that elect ITR:

a) first, to reduce the most recent increase in ITR face amount;

b) next, to reduce the next most recent ITR face amount increases successively;

c) next, to reduce the initial ITR face amount;

For all policies:

d) next, to reduce the most recent increase in base policy face amount;

e) next, to reduce the next most recent base policy face amount increases successively;

f) next, to reduce any increases resulting from death benefit option changes;

g) finally, to reduce the initial base policy face amount.

You may not reduce the base policy face amount below the minimum shown in the policy. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable. Even if you decrease your face amount, you may not be reducing your death benefit if your policy account value causes an alternative higher death benefit to apply.

Please refer to "Tax information" for certain possible tax consequences of changing coverage.


ACCESSING YOUR MONEY


You can access the money in your policy in different ways. You may borrow up to 90% of your policy account value (as defined under "Determining your policy's value" later in this prospectus), less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net policy account value at any time after the first year of your policy and before the policy anniversary nearest the insured's 100th birthday. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.


o If the policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.

o There may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.


o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net policy account value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.


                   Risk/benefit summary: Policy features, benefits and risks  10

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


A discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.

HOW THE CORPORATE OWNED IL(R) VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Corporate Owned IL(R) is primarily intended for sales to corporate owners. In most cases, the policy is used to fund non-qualified deferred compensation plans and split-dollar arrangements. Please see "Tax Information" later in this Prospectus for more information, including "Business and employer owned policies."


11  Risk/benefit summary: Policy features, benefits and risks

3. Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, "The Equitable Life Assurance Society of the United States"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described.


--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
AXA Equitable
P.O. Box 4869
Syracuse, New York 13221


--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:

AXA Equitable
100 Madison Street
Mail address 34-61
Syracuse, New York 13202
1-800-947-3598 (for express delivery purposes only)


--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

1-800-947-3598


--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------

csg@axa-equitable.com


--------------------------------------------------------------------------------
 BY FAX:
--------------------------------------------------------------------------------

1-315-477-3720

                      ----------------------------------

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2) request for our asset rebalancing service; and

(3) designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) transfers among investment options; and


(c) changes in allocation percentages for premiums.

You can also change your allocation percentages, transfer among investment options and/or change your address by fax or by writing to our Administrative Office.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")


FORMAL REQUIREMENTS. Any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.


The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

                                                       Who is AXA Equitable?  12

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item.

We require the signature of a corporate officer (or similar individual with signing authority) for any partial withdrawal, surrender or loan request. If the signing officer is listed as an insured person, we require the co-signature of another corporate officer (or similar individual with signing authority) to surrender, request a loan, or make a partial withdrawal.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) of Separate Account FP available under Corporate Owned IL(R) invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES


Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP. With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.


Voting as policyowner. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Corporate Owned IL(R) and other policies that Separate Account FP supports.


13  Who is AXA Equitable?

4.  About the Portfolios of the Trusts

--------------------------------------------------------------------------------


You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the Corporate Owned IL(R) policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.


The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.

Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s),
Portfolio Name                Objective                                                 as applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.  o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY                                                                                 o ClearBridge Advisors, LLC
                                                                                        o Legg Mason Capital Management, Inc.
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital      o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company
                                                                                          LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.                              o Invesco Aim Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current        o Pacific Investment Management Company
                              income and capital appreciation.                            LLC
                                                                                        o Post Advisory Group, LLC
------------------------------------------------------------------------------------------------------------------------------------

                                           About the Portfolios of the Trusts 14

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s),
Portfolio Name                Objective                                                 as applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Long-term growth of capital.                              o AXA Rosenberg Investment Management LLC
                                                                                        o TCW Investment Management Company
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       Long-term growth of capital.                              o Firsthand Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        Seeks the highest total return over time consistent       o AXA Equitable
                              with its asset mix. Total return includes capital growth
                              and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        Seeks the highest total return over time consistent       o AXA Equitable
                              with its asset mix. Total return includes capital growth
                              and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        Seeks the highest total return over time consistent       o AXA Equitable
                              with its asset mix. Total return includes capital growth
                              and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        Seeks the highest total return over time consistent       o AXA Equitable
                              with its asset mix. Total return includes capital growth
                              and income.
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s),
Portfolio Name                Objective                                                 as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 MON STOCK
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve high current income consistent           o AllianceBernstein L.P.
 MEDIATE GOVERNMENT           with relative stability of principal.
 SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 NATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE    Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY  Seeks to achieve high current income consistent           o AllianceBernstein L.P.
 BOND                         with moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL    Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE    Seeks to achieve capital appreciation.                    o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and                 o BlackRock Investment Management, LLC
 EQUITY                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-term growth      o BlackRock Investment Management
 VALUE                        of income, accompanied by growth of capital.                International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           Seeks to achieve long-term growth of capital.             o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------

15 About the Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s),
Portfolio Name                 Objective                                                as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks to achieve a total return before expenses that     o AllianceBernstein L.P.
                               approximates the total return performance of the S&P
                               500 Index, including reinvestment of dividends, at a
                               risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     Seeks to achieve capital growth and current income.      o Evergreen Investment Management
 BOND                                                                                     Company, LLC
                                                                                        o First International Advisors, LLC (dba
                                                                                          "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks to achieve long-term capital growth.               o Evergreen Investment Management
                                                                                          Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks to achieve long-term growth of capital.            o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital appreciation.         o JPMorgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital with a      o AXA Equitable
                               secondary objective to seek reasonable current income.   o Institutional Capital LLC
                               For purposes of this Portfolio, the words "reasonable    o Mellon Capital Management Corporation
                               currentincome" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth.               o AXA Equitable
                                                                                        o Marsico Capital Management, LLC
                                                                                        o Mellon Capital Management Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                   o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.            o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.         o AXA Equitable
                                                                                        o Mellon Capital Management Corporation
                                                                                        o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income,          o The Dreyfus Corporation
                               preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before        o AllianceBernstein L.P.
                               the deduction of Portfolio expenses) the total
                               return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        Seeks to achieve long-term capital appreciation          o T. Rowe Price Associates, Inc.
 STOCK                         and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks to achieve long-term capital appreciation.         o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE      Seeks to provide above average current income and        o Morgan Stanley Investment Management Inc.
                               long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance
 Products-Service Class 2+
 Portfolio Name                Objective                                                Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER:    Seeks to maximize total return by allocating its         o Fidelity Management & Research Company
 GROWTH(R)                     assets among stocks, bonds, short-term instruments,
                               and other investments.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)     Seeks long-term capital appreciation.                    o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------

                                           About the Portfolios of the Trusts 16

------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+
Portfolio Name                 Objective                                                    Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME     Seeks reasonable income. The fund will also consider the     o Fidelity Management & Research Company
                               potential for capital appreciation. The fund's goal is to
                               achieve a yield which exceeds the composite yield on the
                               securities comprising the Standard & Poors 500(SM) Index
                               (S&P 500(R)).
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME   Seeks high total return through a combination of current     o Fidelity Management & Research Company
                               income and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME       Seeks a high level of current income, while also consider-   o Fidelity Management & Research Company
                               ing growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE  Seeks as high a level of current income as is consistent     o Fidelity Management & Research Company
 BOND                          with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP           Seeks long-term growth of capital.                           o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE             Seeks capital appreciation.                                  o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES  Seeks capital appreciation.                                  o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Series
Fund - Class II                                                                             Investment Manager (or Sub-Adviser(s),
Portfolio Name                 Objective                                                    as applicable
------------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES              Long term growth of capital.                                 o Prudential Investments LLC
                                                                                            o Jennison Associates LLC
------------------------------------------------------------------------------------------------------------------------------------

+ "Service Class 2" Share is defined in the current applicable underlying trust prospectuses.


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-947-3598.


17 About the Portfolios of the Trusts

5. Determining your policy's value


--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy account value. You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value, is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in (iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in "Risk/benefit summary:
Charges and expenses you will pay," earlier in this prospectus.

Your "net policy account value" is your policy account value minus any outstanding policy loan and accrued loan interest.

Your "cash surrender value" is your policy account value plus the Enhanced Amount, if applicable.

Your "net cash surrender value" is your cash surrender value minus any outstanding policy loan and accrued loan interest.


--------------------------------------------------------------------------------

Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.

--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The account value that you have allocated to any variable investment option is invested in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."


The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transfer charges, if applicable, are deducted from that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium (after deduction of charges deducted from premiums), loan repayment, or transfer that you allocate to that option.

The value of your units will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes any amounts that have been allocated to that option, based on your request. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.


Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                                             Determining your policy's value  18

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. There are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------


RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (see "Disruptive transfer activity" in "More information about other matters.")


HOW TO MAKE TRANSFERS

You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------


Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly or quarterly transfers from the EQ/Money Market option to our other variable investment options. If you elect the automatic transfer service on a monthly basis, transfers will occur on the 10th day of each policy month. If you elect the automatic transfer service on a quarterly basis, transfers will occur on the 10th day of the last month of each calendar quarter. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service with a minimum total transfer amount of $250.

You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service.


We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE


You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to match the planned periodic premium allocation percentages. You can accomplish this automatically through our asset rebalancing service. The rebalancing will occur on the 10th day of the last month of a calendar quarter.

The GIO is not available for rebalancing. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions by changing the planned periodic premium allocation percentages or discontinue participation in the asset rebalancing service at any time.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.


TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many policy owners, the result can be simultaneous transfers involving large amounts of account value. Such transfers can disrupt the orderly management of the port-


19 Transferring your money among our investment options folios underlying the policy, can result in higher costs to policy owners, and are generally not compatible with the long-range goals of policy owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the variable investment options, and the managements of the variable investment options share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple policy owners, we may not honor such transfers. We will notify you in writing if we do not process a transfer request. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the policy owners in whose names they have been submitted. These procedures will not, however, prevent policy owners from making their own transfer requests.


                        Transferring your money among our investment options  20

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY


You may borrow up to 90% of your policy account value, reduced by any loans (and accrued loan interest) you have outstanding before the policy year in which the insured reaches age 75 (100% thereafter). Each new loan you request must be at least $500.


--------------------------------------------------------------------------------

You can use policy loans to obtain funds from your policy without, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.

--------------------------------------------------------------------------------


When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:


o you cannot make transfers or withdrawals of the collateral;


o we may credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and


o the collateral is not available to pay policy charges.


When you request your loan (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.


Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.


INTEREST THAT WE CREDIT ON LOAN COLLATERAL. The annual interest rate we credit on your loan collateral will never be less than 2%. We guarantee that the differential between the annual interest rate we charge and the annual interest rate we credit will not exceed 1%.


We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.


EFFECTS OF POLICY LOANS. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due.


Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax Information" later in this prospectus for a discussion of the tax consequences of policy loans.


PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time while the insured person is alive and this policy is in force. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as if they were premium payments.

Failure to repay a policy loan or to pay loan interest will not terminate this policy unless at the beginning of a policy month your net policy account value is less than the total monthly deduction then due, if any. In that case, the "Grace Period" provision will apply.

A policy loan may have a permanent effect on your benefits under this policy even if it is repaid. During any period in which there is an outstanding loan, the interest rate we credit to the loaned portion of your policy account may be different than the rate we credit to the unloaned portion of your policy account.


MAKING WITHDRAWALS FROM YOUR POLICY


You may make a partial withdrawal of your net policy account value (defined earlier in this Prospectus) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 100. The request must be for at least $500, however, and we have discretion to decline any request. A partial withdrawal will result in a reduction in the cash surrender value and in your policy account equal to the amount withdrawn as well as a reduction in your total death benefit. A partial withdrawal in the second policy year will


21  Accessing your money
further reduce the cash surrender value by 30% times 2.25% times the amount withdrawn if the Enhanced Amount is included in the cash surrender value. We will take the withdrawal from all of your investment options in proportion to your value in each.


--------------------------------------------------------------------------------
You can withdraw all or part of your net policy account value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------


EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. We will not permit a partial withdrawal that would reduce the base policy face amount below the minimum stated in your policy, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If the death benefit is Option A (and coverage under the ITR has not been elected), and the death benefit minus the amount to be withdrawn is less than the base policy face amount, the base policy face amount will be reduced to the death benefit minus the amount to be withdrawn. Any reduction in base policy face amount will be applied as follows: first, to reduce the most recent increase in base policy face amount; next, to reduce the next most recent base policy face amount increases successively; next, to reduce any increases resulting from death benefit option changes; finally, to reduce the initial base policy face amount.

If additional coverage under the ITR has been elected and the death benefit is Option A, and the total death benefit minus the amount to be withdrawn is less than the target amount, the target amount will be reduced to the total death benefit minus the amount to be withdrawn. Any reduction in target amount will be applied as follows: first, to reduce the most recent increase in ITR face amount; next, to reduce the next most recent ITR face amount increases successively; next, to reduce the initial ITR face amount; next, to reduce the most recent increase in base policy face amount; next, to reduce the next most recent base policy face amount increases successively; next, to reduce any increases resulting from death benefit option changes; finally, to reduce the initial base policy face amount.

If death benefit Option B is in effect, whether or not additional coverage under the ITR has been elected, a partial withdrawal also reduces the death benefit, but does not affect the the target amount or the base policy face amount.

Under either death benefit option, the partial withdrawal will result in a reduction in your total death benefit.

A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.


You should refer to "Tax information" later in this Prospectus, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy at any time and we will pay you the net cash surrender value. The net cash surrender value includes the Enhanced Amount, except as described in the next paragraph.

If your policy is being exchange or replaced with another life insurance policy or annuity contract on the insured person including (but not limited to) any transaction qualifying for income tax free exchange treatment under Section 1035 of the Code or any similar or successor provision thereof, you will receive the net policy account value. In other words, even if the surrender is made during the first 14 policy years, the Enhanced Amount will not be available under such circumstances.

Please refer to "Tax information" later in this Prospectus for the possible tax consequences of surrendering your policy.


                                                        Accessing your money  22

8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. For example, income tax consequences for corporate taxpayers may differ as a result of the impact of corporate alternative minimum tax provisions under which a portion of policy gains or death benefits can increase a corporation's alternative minimum tax calculation. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


A Corporate Owned IL(R) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:


o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below under "Business and employer owned policies," and for the discussion of insurable interest under "Other Information."

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.


Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the cash surrender value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy face amount or certain other changes. In the case of CVAT tested policies, this will occur when premiums paid exceed the necessary premium limit for the policy before the change.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in the policy face amount or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.


A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. In addition, if you have elected the guideline premium test, changes made to your policy, for example, a decrease in the policy face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of policy account value that may be maintained under the policy or your ability to pay additional premiums due to the maximum amount of policy account value that may be maintained under the policy relative to the base policy face amount. We may also be required to provide a higher death benefit notwithstanding the decrease in the policy face amount in order to assure that your policy continues to qualify as life insurance. Under either test, in some cases, we may take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Other information" later in this section.


23  Tax information

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash surrender value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your cash surrender value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, tax reporting requirements and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the

                                                             Tax information  24
insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. Special rules apply to insurance company owners of policies which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under
Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $2 million in 2006 through 2008 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $12,000 for 2008 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to prior law in years 2011 and thereafter.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues,

25  Tax information
policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account or allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.


State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.


For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.


You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance.

                                                             Tax information  26

You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.


The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.


We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.

27  Tax information

9. More Information about policy features and benefits

--------------------------------------------------------------------------------


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following optional benefit we currently make available by rider:

o term insurance on each insured person in the case (Integrated Term rider) (see "The Integrated Term rider" in "About your life insurance benefit" under "Risk/benefit summary: Policy features, benefits and risks")

AXA Equitable or your financial professional can provide you with more information about this rider. This rider may be selected only at the time your policy is issued or may not be available in your state. This rider provides additional terms, conditions and limitations, and we will furnish a sample to you on request. We can add, delete, or modify the rider, at any time before it becomes effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of changing the death benefits under a rider.

VARIATIONS AMONG CORPORATE OWNED IL(R) POLICIES


Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


AXA Equitable also may vary or waive the charges and other terms of Corporate Owned IL(R) where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Corporate Owned IL(R) . We will make such variations only in accordance with uniform rules that we establish.


AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS


BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "AXA Equitable Access AccountTM") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the AXA Equitable Access Account.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by mailing it to our Administrative Office with a written request to cancel within 10 days after you receive it (or such longer period as required under state law). Your cancellation request must be postmarked within 10 days of receipt and your coverage will terminate as of the date of the postmark.

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the date the policy was received by us, plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest.

Your policy will set forth the length of your "free look" period.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for your net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your net cash surrender value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.


                         More Information about policy features and benefits  28

10. More information about certain policy charges

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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary: Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments or transfers among investment options.


o PREMIUM CHARGE. We deduct an amount not to exceed 2.25% from each premium payment you send us (not to exceed 4.50% for policies issued in Oregon and Puerto Rico). Beginning in the eighth policy year, currently we reduce this charge to 0% (2.25% for policies issued in Oregon and Puerto Rico). The premium charge is designed in part to defray sales expenses we incur that are based on premium payments.

o CHARGE FOR STATE AND LOCAL TAXES. This charge is designed to approximate certain taxes imposed upon us, such as premium taxes which may apply. This charge may be increased or decreased to reflect any changes in our taxes. The charge for state and local taxes currently ranges from 0% to 5%, and is deducted from each premium payment you send us. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change based on a change in the insured's address will take effect on the date the insured's address change is recorded by us. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

o CHARGE FOR FEDERAL TAXES. We deduct a charge of 1.25% from each premium payment that you send us for various Federal income tax expenses that we incur.


o TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge of up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.


PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.


o COST OF INSURANCE CHARGE. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Assuming there have been no requested face amount increases, the monthly cost of insurance charge at the beginning of any policy month equals the cost of insurance charge rate multiplied by our amount at risk at that time, divided by $1,000. Our cost of insurance charge rate is based on the insured person's age, sex, class of risk, and tobacco user status, and the policy year in which the charge is being deducted. Our amount at risk is (1) the death benefit of the base policy at the time the charge is calculated, (2) minus the policy account value at that time.

The monthly cost of insurance rate applicable to the initial base policy face amount is determined at the time the policy is issued. If we approve any subsequent increase in the base policy face amount (or an increase in target amount, resulting in a base policy face amount increase), a separate cost of insurance rate applies to each such "layer" of base face amount increase. The cost of insurance rate for each such layer of increase is based on the insured person's age, sex, class of risk, and tobacco user status at the time of the increase, and the number of years since the increase. If there are any decreases in base policy face amount, such decreases first reduce (in reverse order) any layers of prior base policy face amount increase that then remain in force and then reduce any remaining portion of the initial base policy face amount.

In calculating our amount at risk under death benefit Option A, if more than one layer of base policy face amount is in force, we subtract the policy account value first from the oldest layer(s) in chronological order. This means that the cost of insurance charge when Option A is in effect tends to be based on to a greater extent the cost of insurance rates that are associated with the more recent layers of base policy face amount that remain in force. On the other hand, the cost of insurance charge when Option B is in effect is based on the cost of insurance rates that are associated with all layers of base policy face amount that remain in force, regardless of when each layer was created. Under both death benefit Option A and Option B, the alternative death benefit described in "Alternative higher death benefit in certain cases" exceeds the basic Option A or Option B death benefit, the cost of insurance rate that applies to the excess will be the rate associated with the most recently-established of such layers.


29 More information about certain policy charges

Generally, the cost of insurance rate increases from one year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.04 and $83.33 per $1,000 of the amount for which we are at risk for any coverage layer under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). Changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Corporate Owned IL(R) policies are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Table.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies.


You may generally ask us to review the tobacco habits of any insured person in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application and may include criteria other than tobacco use status, as well as a definition of tobacco user different from that applicable at the time this policy was issued.


Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.


The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Reduced cost of insurance rates may apply to certain policies issued for groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies, as well as the number and face amount of prospective policies to be issued and the first year premium for those policies.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.


We deduct a monthly charge at an annual rate of 0.35% during the first 10 policy years, 0.10% in policy years 11 and in all policy years thereafter for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.50% and 0.35%, respectively. The charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

o ADMINISTRATIVE CHARGE. Each policy year (but not beyond the policy anniversary date when the insured person is attained age 100), we deduct $10 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this latter amount in the future, although it will never exceed $15. In addition, we deduct between $0.15 and $0.70 per $1,000 of your initial base policy face amount and any base face amount increase at the beginning of each policy month in the first 20 policy years and any 20 year period following a face amount increase. The administrative charge is intended, in part, to compensate us for the costs of administering the policy.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The loan interest spread will not exceed 1%. We deduct this charge on each policy anniversary date or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loan is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

o INTEGRATED TERM RIDER (ITR) CHARGE. If you choose this rider, we deduct an amount from your policy account value on the first day of each month while the rider is in effect. This charge is designed, in part, to compensate us for the additional insurance risk we take on in providing the rider and the administrative costs involved in administering it. This amount is between $0.04 and $83.33 per $1,000 of term insurance benefit for each term coverage layer on a guaranteed basis.


                               More information about certain policy charges  30

For most insured persons at most ages, the current (non-guaranteed) rates for this rider are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

Assuming there have been no requested increases in target amount, the charge for coverage under the ITR at the beginning of any policy month generally equals the ITR cost of insurance rate multiplied by the amount of term insurance benefit under the ITR at that time, divided by $1000. The ITR cost of insurance rate is based on the insured person's age, sex, class of risk, and tobacco user status and the policy year in which the charge is being deducted.

The ITR cost of insurance rate for the initial ITR face amount is determined at the time the policy is issued. If we subsequently approve any increase in target amount, resulting in an increase in ITR face amount, a new ITR cost of insurance rate will be calculated for each such "layer" of ITR face amount increase. The ITR cost of insurance rate for each such layer of increase is based on the insured person's age, sex, class of risk, and tobacco user status at the time of the increase and the number of years since the increase. If there are any decreases in target amount, such decreases first reduce (in reverse order) any layers of prior ITR face amount increase that then remain in force and then reduce any remaining portion of initial ITR face amount. (If all ITR layers are eliminated, such decreases then reduce (in reverse order) any layers of base policy face amount as described above.)

In some circumstances (which are discussed earlier in this prospectus under "The Integrated Term Rider"), the term insurance benefit can be less than the ITR face amount. In that case, the ITR charge is assessed only on the term insurance benefit, which means that no ITR charge is imposed for the portion of the ITR face amount that exceeds the term insurance benefit. If more than one layer of ITR face amount is then in force, the ITR face amount that is not subject to the charge will be deemed to be attributable first to the oldest of such layer(s), in the order in which those layers were established. This means that the ITR charge tends to be based to a greater extent on the ITR cost of insurance rates that are associated with the more recent layers of ITR face amount that then remain in force.

Generally, the ITR cost of insurance rate increases from one year to the next. This happens automatically because of the insured person's increasing age. The guaranteed maximum ITR cost of insurance rates for gender neutral Corporate Owned IL(R) policies are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Table. For all other policies, the guaranteed maximum ITR cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Table.

The following aspects of the ITR charge are similar to the cost of insurance charge: (1) generally lower charge rates for females than males, and for non-tobacco users than for tobacco users; (2) additional charge amounts for insured persons who present particular health, occupational or avocational risks; (3) your right, after policy issuance, to request a review of any circumstances that may justify reduced ITR charges for the insured person; and
(4) possible reduced rates for certain groups. Accordingly, you should review the discussion of these subjects that appears above under "Cost of insurance charge."

Choosing term coverage under this rider, if available, in lieu of coverage under the base policy can reduce your current (non-guaranteed) cost of insurance and administrative charges. Our current non-guaranteed cost of insurance rates for ITR are generally lower than those for the base policy during the first 10 policy years and generally equal to or higher than those for the base policy after that. On the other hand, guaranteed maximum cost of insurance rates for ITR are higher than for the base policy. We reserve the right to raise the non-guaranteed cost of insurance rates for this rider at any time up to the guaranteed maximum.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o Management fees ranging from 0.10% to 1.20%.

o 12b-1 fees of 0.25% (not applicable to all portfolios).

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate fax number if the item is a type we accept by that means. There are two main exceptions: if the item arrives
(1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o tax withholding elections


o face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments

o processing of refund (if you exercise your right to cancel the policy within a certain number of days)


o surrenders

o changes of owner

o changes of beneficiary


o transfers from a variable investment option to the guaranteed interest option



o loans

o transfers among variable investment options

o assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:


o increases in face amount or target amount

o decreases in face amount or target amount


o changes in death benefit option

o restoration of lapsed policies


AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar cost averaging service) occur on the 10th day of each policy month (monthly frequency) or on the 10th day of the last month of each calendar quarter (quarterly frequency). If you request the automatic transfer service in your original policy application, the first transfer will occur as of the 10th day of the second policy month after your policy's initial Allocation Date (monthly frequency) or the 10th day of the last month of the next calendar quarter following the Allocation Date (quarterly frequency). If you request this service at any later time, we make the first such transfer as of the 10th day of month (monthly frequency) or the 10th day of the last month of the calendar quarter (quarterly frequency) that coincides with or follows the date we receive your request. There is no charge associated with this service.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the 10th day of the last month of the next calendar quarter. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur on the 10th day of the last month of each calendar quarter. There is no charge associated with this service.


DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.


EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date we receive your request for a surrender in good order.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

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o If you submit the full initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of
  (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Money Market option (prior to the Allocation Date). Generally, this is the register date. Before this date, your initial premium will be held in a non-interest bearing account. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.


NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.


Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments, which provide new guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


REQUIREMENTS FOR SURRENDER REQUESTS


Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being replaced with another life or annuity contract.


33  More information about procedures that apply to your policy

We require the signature of a corporate officer (or similar individual with signing authority) to effect a surrender request. If the signing officer is listed as an insured person, we require the co-signature of another corporate officer (or similar individual with signing authority) to effect a surrender request.


Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES


Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Corporate Owned IL(R) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Corporate Owned IL(R) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will generally not be greater than the comparable male rates under a gender-specific Corporate Owned IL(R) policy.


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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT


Our general account assets support all of our obligations, (including those under the Corporate Owned IL(R) policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).


The general account has not been registered and is not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR ACCOUNT VALUE


TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, the request will not be processed and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your policy is in a grace period; or (2) we receive notice of the insured person's death. Similarly, the asset rebalancing service will terminate if either (1) or (2) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and proce-

35 More information about other matters dures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a policy owner is identified as having engaged in a potentially disruptive transfer under the policy for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.


Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of net death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any net death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any net death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any net death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of policy owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.


DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:


o combine two or more variable investment options or withdraw assets relating to Corporate Owned IL(R) from one investment option and put them into another;


o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

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We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any cash surrender value, net policy account value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU


Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value, net cash surrender value, policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-947-3598 if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


Premium-based compensation paid by AXA Equitable to AXA Advisors will generally not exceed % of the premiums you pay up to one target premium in your policy's first year; plus % of all other premiums you pay in the policy's first year; plus % of all other premiums you pay in policy years two and later.

Premium-based compensation paid by AXA Equitable to AXA Distributors will generally not exceed % of the premiums you pay up to one target premium in your policy's first year; plus % of any additional premiums you pay in the policy's first year; plus % of the premiums you pay up to one target premium in the second through fourth policy years; plus % of any additional premiums you pay in the second through fourth policy years; plus % of the premiums you pay up to one target premium in the fifth and sixth policy years; plus % for any additional premiums you pay in the fifth and sixth policy years; plus % of the premiums you pay up to one target premium in the seventh through tenth policy years; plus % of any additional premiums you pay in the seventh through tenth policy years. In addition, asset-based compensation of up to % annually is paid on the unloaned policy account value beginning in the second policy year.


The premium-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The premium-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Corporate Owned IL(R) a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to pro-


37 More information about other matters mote the sale of AXA Equitable products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.

LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


CONSENT TO JURISDICTION

The owner of this policy at the time the policy is issued, regardless of current residence, agrees that the owner shall be subject to jurisdiction over its person in any court in the United States in any litigation involving this policy. Furthermore, any subsequent transfer of ownership to an owner(s) who is not a resident of the United States will subject the owner to jurisdiction over its person in any court in the United States regarding any litigation involving this policy. By accepting ownership of this policy, an owner agrees to be subject to jurisdiction over its person in the United States. The parties to this contract agree that any action involving this contract shall be brought in any court in the United States of America in which venue is proper. The parties to this contract also agree that the law of the state in which the application for this policy is signed shall be the law applied in any dispute over the contract. This acceptance of jurisdiction of the United States by an owner shall also be binding upon any beneficiary or beneficiaries now or hereafter designated by such owner. For purposes of this provision, United States shall mean the fifty states, the District of Columbia, Puerto Rico, and the United States Virgin Islands.


                                        More information about other matters  38

13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------

The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").


The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-947-3598 and requesting to speak with a customer service representative.


39  Financial statements of Separate Account FP and AXA Equitable

14.  Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, life insurance qualification test, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics;
(ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2007 (or expected to be incurred in 2008, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses a simple average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2007). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.

THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above. Appendix I to the prospectus contains an arithmetic hypothetical illustration.

                                                  Personalized illustrations  40

Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

  ILLUSTRATION OF NET DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                            AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in net death benefit, account value and net cash surrender value (which assumes that your surrender would qualify for the Enhanced Amount) of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule, life insurance qualification test, and face amount under death benefit option A and death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for an insured person who is a 45-year-old guaranteed issue risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. You should consider that many forecasters are calling for somewhat lower returns in the years ahead. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%.

After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the net annual rates of return that correspond to the three gross rates mentioned above would be ____%, ____% and _____%. These net annual rates of return do not reflect the mortality and expense risk charge or the other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.


Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for all charges deducted by AXA Equitable will apply in each year illustrated. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that
(i) no loans or withdrawals are made, (ii) no decreases in coverage are requested and (iii) no change in the death benefit option is requested.


With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of ____%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of ____%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations," earlier in this prospectus.

I-1 Appendix I: Hypothetical illustrations

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING CURRENT CHARGES
USING THE CASH VALUE ACCUMULATION TEST


                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                                      Appendix I: Hypothetical illustrations I-2

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST


                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

I-3 Appendix I: Hypothetical illustrations

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING GUARANTEED CHARGES

USING THE CASH VALUE ACCUMULATION TEST

                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                                      Appendix I: Hypothetical illustrations I-4

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST


                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

I-5 Appendix I: Hypothetical illustrations

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS INCREASING

INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING CURRENT CHARGES
USING THE CASH VALUE ACCUMULATION TEST


                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                                      Appendix I: Hypothetical illustrations I-6

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST


                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

I-7 Appendix I: Hypothetical illustrations

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING GUARANTEED CHARGES
USING THE CASH VALUE ACCUMULATION TEST


                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                                      Appendix I: Hypothetical illustrations I-8

CORPORATE OWNED INCENTIVE LIFE(R)
$_______ FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $      *
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST


                                   Death Benefit                     Account Value               Net Cash Surrender Value
                         --------------------------------- --------------------------------- --------------------------------
             Premiums       Assuming Hypothetical Gross       Assuming Hypothetical Gross      Assuming Hypothetical Gross
 End of    Accumulated     Annual Investment Return of:      Annual Investment Return of:      Annual Investment Return of:
 Policy   At 5% Interest --------------------------------- --------------------------------- --------------------------------
  Year       Per Year     0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
-------- --------------- ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

I-9 Appendix I: Hypothetical illustrations

Appendix II: Integrated term rider examples

--------------------------------------------------------------------------------



The following examples describe how the ITR operates based on certain hypothetical assumptions regarding base policy face amount, ITR fact amount, death benefit election, owner classification and testing method.

Examples of how ITR operates:

Suppose a policy in which the insured at issue is a 35 year old male, standard non-smoker. The base policy has a $1 million face amount and $500,000 ITR face amount -- giving a total face amount of $1.5 million. The policy owner elects death benefit Option A and the CVAT test for tax compliance.

1. If the policy account value at the beginning of the 11th policy year is $400,000 --

   then the death benefit of the base policy would be the greater of the base policy face amount ($1 million) and the stated percentage of the policy account value. Since the stated percentage is 345.5% the death benefit of the base policy would be $1.382 million ($400,000 x 3.455). The term insurance benefit would be its $500,000 face amount less the excess of $1.382 million over $1 million ($382,000). The term insurance benefit would thus be $118,000.

   The total death benefit of the policy and rider would be $1.5 million, which equals the target amount.

2. If the policy account value at the beginning of the 11th policy year is $600,000 --

   then the death benefit of the base policy would be the greater of the base policy face amount ($1 million) and the stated percentage of the policy account value. Since the stated percentage is 345.5% the death benefit of the base policy would be $2.073 million ($600,000 x 3.455). The term insurance benefit would be its $500,000 face amount less the excess of $2.073 million over $1 million ($1.073 million) but not less than zero. The term insurance benefit would thus be zero.

   The total death benefit of the policy and rider would be $2.073 million, which equals the alternative death benefit.

Suppose a policy in which the insured at issue is a 35 year old male, standard non-smoker. The base policy has a $1 million face amount and $500,000 ITR face amount -- giving a total face amount of $1.5 million. The policy owner elects death benefit Option B and the guideline premium test for tax compliance.

1. If the policy account value at the beginning of the 11th policy year is $600,000 --

   then the death benefit of the base policy would be the greater of the base policy face amount plus the policy account value ($1.6 million) and the stated percentage of the policy account value. Since the stated percentage is 215% ($600,000 x 2.15 = $1.29 million), the death benefit of the base policy would remain at $1.6 million. The term insurance benefit would be its $500,000 face.

   The total death benefit of the policy and rider would be $2.1 million, which equals the target amount plus the policy account value.

2. If the policy account value at the beginning of the 11th policy year is $900,000 --

   then the death benefit of the base policy would be the greater of the base policy face amount plus the policy account value ($1.9 million) and the stated percentage of the policy account value. Since the stated percentage is 215% the death benefit of the base policy would be $1.935 million ($900,000 x 2.15). Then the term insurance benefit would be its $500 face amount less the excess of $1.935 million over $1.9 million ($35,000). The term insurance benefit would be $465,000 ($500,000 - $35,000).

   The total death benefit of the policy and rider would be $2.4 million ($1.5 million + $900,000), which equals the target amount plus the policy account value.

3. If the policy account value at the beginning of the 11th policy year is $1.4 million --

   then the death benefit of the base policy would be the greater of the policy face amount plus the policy account value ($2.4 million) and the stated percentage of the policy account value. Since the stated percentage is 215% the death benefit of the base policy would be $3.01 million ($1.4 million x 2.15). Then the term insurance benefit would be its $500,000 face amount less the excess of $3.01 million over $2.4 million ($610,000) but not less than zero. The term insurance benefit would be zero.

   The total death benefit of the policy and rider would be $3.01 million, which equals the alternative death benefit.


                               Appendix II: Integrated term rider examples  II-1

Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated     2008, is incorporated
into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-947-3598 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 4869, Syracuse, New York 13221. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-947-3598, or asking your financial professional.


You may visit the SEC's website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                                                         Page
Who is AXA Equitable?.......................................................2
Ways we pay policy proceeds.................................................2
Distribution of the policies................................................2
Underwriting a policy.......................................................2
Insurance regulation that applies to AXA Equitable..........................2
Custodian and independent registered public accounting firm.................2
Financial statements........................................................3


                                                                       811-04335

Corporate Owned Incentive Life(R)

An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

STATEMENT OF ADDITIONAL INFORMATION DATED __________, 2008


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Corporate Owned Incentive Life(R) ("Corporate Owned IL(R)") prospectus, dated __________, 2008. The prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."


A copy of the prospectus is available free of charge by writing the Administrative Office (AXA Equitable, P.O. Box 4869, Syracuse, New York 13221), by calling toll free, 1-800-947-3598, or by contacting your financial professional.


TABLE OF CONTENTS
Who is AXA Equitable?.......................................................2
Ways we pay policy proceeds.................................................2
Distribution of the policies................................................2
Underwriting a policy.......................................................2
Insurance regulation that applies to AXA Equitable..........................2
Custodian and independent registered public accounting firm.................2
Financial statements........................................................2


 Copyright 2008 AXA Equitable Life Insurance Company, New York, New York 10104. All rights reserved. Corporate Owned Incentive Life(R) is a registered service mark of AXA Equitable Life Insurance Company.



                                                                          x02215

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


DISTRIBUTION OF THE POLICIES

AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2007, 2006 and 2005, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $731,920,627 in 2007, $672,531,658 in 2006 and $588,734,659 in 2005. Of these,
AXA Advisors retained $386,036,299, $339,484,801 and $293,075,553, respectively.

Under a distribution agreement between AXA Distributors and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable's separate accounts, including Separate Account FP, $1,007,208,067 in 2007, $694,578,570 in 2006 and $561,166,840 in 2005. Of
these, AXA Distributors (or EDI, as applicable) retained $95,562,846, $88,941,713 and $120,349,631, respectively.


UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.


We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.



INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.

[updated information to be filed by Post-Effective Amendment]



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 11th day of September, 2008.

                                     SEPARATE ACCOUNT FP OF AXA EQUITABLE
                                     LIFE INSURANCE COMPANY (REGISTRANT)



                                     By:   AXA EQUITABLE LIFE
                                           INSURANCE COMPANY
                                                 (DEPOSITOR)



                                     By:   /s/ Dodie Kent
                                           ------------------------------
                                           Dodie Kent
                                           Vice President and
                                           Associate General Counsel

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration
Statement to be signed on its behalf, in the City and State of New York, on the 11th day of September, 2008.

                                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                            (DEPOSITOR)


                                            By:  /s/  Dodie Kent
                                                --------------------------------
                                                Dodie Kent
                                                Vice President and
                                                Associate General Counsel

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                       Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Christopher M. Condron       Anthony J. Hamilton           Joseph H. Moglia
Henri de Castries            Mary R. (Nina) Henderson      Lorie A. Slutsky
Denis Duverne                James F. Higgins              Ezra Suleiman
Charlynn Goins               Scott D. Miller               Peter J. Tobin






*By:  /s/ Dodie Kent
     -----------------------
     Dodie Kent
     Attorney-in-Fact
     September 11, 2008